EXHIBIT 99.2
BioMed Realty Trust, Inc.
SUPPLEMENTAL OPERATING AND FINANCIAL DATA
March 31, 2007

Towne Centre Drive (new building)
Architect’s Rendering
84,000 square feet
fully leased to Illumina, Inc.

BioMed Realty Trust, Inc. 17140 Bernardo Center Drive, Suite 222 San Diego, CA 92128 Investor Relations Contact Kent Griffin Chief Financial Officer (858) 485.9840	www.biomedrealty.com (858) 485.9840 (858) 485.9843 (fax)

BIOMED REALTY TRUST, INC.
TABLE OF CONTENTS
MARCH 31, 2007
This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development and acquisition activity, the ability to complete or integrate acquisitions and developments successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

BIOMED REALTY TRUST, INC.
COMPANY BACKGROUND
MARCH 31, 2007

BioMed Realty Trust, Inc. operates as a fully integrated, self-administered and self-managed real estate investment trust (REIT) focused on acquiring, developing, owning, leasing and managing laboratory and office space for the life science industry. Our tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. Our properties are generally located in markets with well-established reputations as centers for scientific research, including Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey.
On January 18, 2007, we completed an offering of 9,200,000 shares of 7.375% Series A Cumulative Redeemable Preferred Stock for $25.00 per share, raising $222.4 million in net proceeds.
On February 14, 2007, we entered into new, long-term leases with Illumina, Inc. for approximately 195,000 square feet of office and laboratory space at our Towne Centre Drive property in San Diego, California. Under the new leases, Illumina will expand into a new 84,000 square foot state-of-the-art building to be constructed by us at the property. Once completed and occupied, Illumina will lease the new building for a 15-year term. Illumina also extended its lease for the 109,270 square feet it currently occupies at Towne Centre Drive by nine years to 2023 to correspond with the new 15-year lease.
On March 22, 2007, we completed the acquisition of a property located at 11010 Torreyana Road in the Torrey Pines submarket of San Diego, California. The 81,204 square foot office/laboratory facility is fully leased to Vertex Pharmaceuticals. The property was acquired for approximately $33.0 million, excluding closing costs.
We declared a first quarter 2007 dividend of $0.31 per share of common stock, a 6.9% increase from the previous quarterly dividend of $0.29 per share, and a dividend of $0.45582 per share of Series A preferred stock for the period from the original issue date of January 18, 2007 through April 16, 2007. These dividends were paid on April 16, 2007 to stockholders of record at the close of business on March 30, 2007.
As of March 31, 2007, we owned or had interests in 57 properties, located predominantly in the major U.S. life science markets of Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey. Our operating portfolio included 6.6 million rentable square feet that was 94.8% leased to 106 tenants at March 31, 2007. The remaining 1.3 million square feet of space was available for redevelopment. In addition, we had properties under construction that will total approximately 1.2 million rentable square feet following completion and undeveloped land that we estimate can support up to 1.2 million rentable square feet of laboratory and office space.
This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website: www.biomedrealty.com.

BIOMED REALTY TRUST, INC.
INVESTOR INFORMATION
MARCH 31, 2007

Board of Directors

Alan D. Gold	Edward A. Dennis, Ph.D.	Theodore D. Roth
Chairman

Gary A. Kreitzer	Mark J. Riedy, Ph.D.	M. Faye Wilson

Barbara R. Cambon

Executive Officers

Alan D. Gold	John F. Wilson, II	R. Kent Griffin, Jr.
President and Chief Executive Officer	Executive Vice President-Operations	Chief Financial Officer

Gary A. Kreitzer	Matthew G. McDevitt
Executive Vice President, General Counsel, and Secretary	Regional Executive Vice President

Equity Research Coverage

AG Edwards	Credit Suisse	Friedman Billings Ramsey
David AuBuchon / Justin Pelham-Webb	John J. Stewart / Michael Gorman	Wilkes Graham / Matt Konrad
(314) 955.5452	(212) 538.3183 / (212) 538.4357	(703) 312.9737 / (703) 312.9731

KeyBanc Capital Markets	Morgan Stanley	Raymond James
Jordan Sadler	David S. Cohen / Jacklyn Y. Wang	Paul D. Puryear / Ken Avalos
(917) 368.2280	(212) 761.8564 / (212) 761.7079	(800) 248.8863

RBC Capital Markets	Robert W. Baird & Co.	Stifel, Nicolaus & Company, Inc.
Sri Nagarajan / Mitchell Germain	David Loeb / Andy Wittmann	John Guinee / Michael Hudgins
(212) 428.2360 / (212) 428.2364	(414) 765.7063 / (414) 298.1898	(410) 454.5520

Wachovia Securities
Christopher Haley / Brendan Maiorana
(443) 263.6773 / (443) 263.6516

Company Information

Corporate Headquarters	Trading Symbols	Transfer Agent
17140 Bernardo Center Drive, Suite 222	BMR	The Bank of New York
San Diego, CA 92128	BMRPrA	101 Barclay Street, 11E
(858) 485.9840		New York, NY 10286
(858) 485.9843 (fax)	Stock Exchange Listing	(212) 815.3782
New York Stock Exchange

Please visit our corporate website at:	www.biomedrealty.com

2007 Tentative Schedule for Quarterly Results

Second Quarter	Early August 2007
Third Quarter	Early November 2007
Fourth Quarter	February 2008

BIOMED REALTY TRUST, INC.
FINANCIAL AND OPERATING HIGHLIGHTS
MARCH 31, 2007
(In thousands, except per share, ratio and portfolio amounts)

	As of or for the three months ended
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Selected Operating Data
Total revenues	$69,468	$63,648	$64,510	$49,459	$43,793
Straight line rent	3,902	3,870	3,721	2,383	1,741
Fair value lease revenue(1)	537	592	597	574	578
EBITDA(2)	40,312	41,812	42,796	31,145	25,639
Adjusted EBITDA (2)	45,221	42,345	43,295	31,501	25,861
General and administrative expense	5,343	4,923	4,609	4,206	4,347
Interest expense	6,852	10,288	13,346	9,253	7,784
Capitalized interest	12,260	6,329	714	335	236
Minority interests	715	533	499	356	222
Operating margins(3)	70.4%	73.7%	73.9%	71.2%	68.5%
Operating expense recoveries(3)	86.7%	86.2%	87.4%	90.2%	91.5%
Same property net operating income change(4)	(1.9%)	1.7%	(0.5%)	2.1%	5.0%
Net income available to common shareholders	16,049	12,589	10,812	7,158	4,474
Net income per share — diluted	$0.25	$0.19	$0.18	$0.14	$0.10
FFO(5)	34,175	32,079	29,964	22,294	18,131

FFO per share — diluted(5)	$0.50	$0.47	$0.47	$0.41	$0.37

AFFO(6)	30,974	27,779	26,274	19,756	16,158

Selected Balance Sheet Data
Cash and cash equivalents	$18,711	$25,664	$47,318	$23,093	$30,365
Investments in real estate, net	2,536,428	2,457,538	1,894,489	1,589,788	1,131,917
Total assets	2,789,708	2,692,642	2,139,346	1,806,952	1,346,897
Total liabilities	1,336,656	1,458,610	901,663	781,033	601,030
Minority interests	19,179	19,319	19,596	19,907	20,367
Total stockholders’ equity	1,433,873	1,214,713	1,218,087	1,006,012	725,500

Capitalization
Total common shares outstanding	65,455	65,426	65,493	57,229	46,782
Total units outstanding	3,284	3,014	2,864	2,864	2,864

Total common shares and units outstanding	68,739	68,440	68,357	60,093	49,646
Share price at quarter end	$26.30	$28.60	$30.34	$29.94	$29.64

Equity value at quarter end(7)	1,807,836	1,957,384	2,073,951	1,799,184	1,471,507
Preferred stock at liquidation value	230,000	—	—	—	—
Consolidated debt	1,214,336	1,343,356	814,407	705,202	527,077

Total market capitalization	3,252,172	3,300,740	2,888,358	2,504,386	1,998,584
Debt / total market capitalization	37.3%	40.7%	28.2%	28.2%	26.4%

Financial Ratios
Interest coverage with capitalized interest(8)	2.4	2.6	3.1	3.2	3.1
Interest coverage excluding capitalized interest(8)	6.7	4.2	3.2	3.3	3.2
Fixed charge coverage with capitalized interest(8)	2.2	2.4	2.8	2.8	2.7
Fixed charge coverage excluding capitalized interest(8)	5.5	3.7	2.9	2.9	2.8
FFO payout	62.0%	61.7%	61.7%	70.7%	78.4%
AFFO payout	68.9%	70.7%	70.7%	80.6%	87.9%
Debt / total assets	43.5%	49.9%	38.1%	39.0%	39.1%

Portfolio Statistics
Properties owned at end of quarter	57	56	52	47	42
Total rentable square footage owned	7,935,714	7,855,130	7,668,077	5,861,411	4,766,608
Leased at end of quarter (excluding redevelopment)	94.8%	96.3%	97.4%	97.1%	96.4%
Leased at end of quarter (including redevelopment)	78.8%	80.0%	92.4%	91.4%	89.2%
Redevelopment at end of quarter	16.9%	17.0%	5.1%	5.9%	7.5%
Vacancy at end of quarter	4.3%	3.0%	2.5%	2.7%	3.3%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of acquisition.

(2)	For a definition and discussion of EBITDA, and adjusted EBITDA, see page 25. For a quantitative reconciliation of the differences between EBITDA and net income, see page 9.

(3)	See page 10 for detail.

(4)	See page 15 for detail.

(5)	For a definition and discussion of FFO, see page 25. For a quantitative reconciliation of the differences between FFO and net income, see page 8.

(6)	For a definition and discussion of AFFO, see page 25. For a quantitative reconciliation of the differences between AFFO and net income, see page 8.

For a quantitative reconciliation of the differences between AFFO and cash flow provided by operating activities, see page 9.

(7)	Assuming conversion of 100% of the operating partnership and LTIP units into shares of common stock.

(8)	For a discussion of coverage ratios, see page 25. See page 11 for detail.

BIOMED REALTY TRUST, INC.
CONSOLIDATED BALANCE SHEETS
MARCH 31, 2007
(In thousands)

	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Assets
Investments in real estate, net	$2,536,428	$2,457,538	$1,894,489	$1,589,788	$1,131,917
Investment in unconsolidated partnership	2,429	2,436	2,445	2,454	2,476
Cash and cash equivalents	18,711	25,664	47,318	23,093	30,365
Restricted cash	6,912	6,426	6,100	5,249	5,844
Accounts receivable, net	4,669	5,985	4,616	2,981	5,625
Accrued straight-line rents, net	24,348	20,446	16,576	12,855	10,472
Acquired above market leases, net	6,899	7,551	8,018	8,625	8,925
Deferred leasing costs, net	127,409	129,322	127,141	126,549	130,593
Deferred loan costs, net	16,289	17,608	12,001	6,282	4,507
Prepaid expenses	3,842	3,627	5,981	2,362	2,840
Other assets	41,772	16,039	14,661	26,714	13,333

Total assets	$2,789,708	$2,692,642	$2,139,346	$1,806,952	$1,346,897

Liabilities and Stockholders’ Equity

Liabilities:
Mortgage notes payable, net	$401,680	$403,836	$389,407	$244,402	$246,377
Secured construction loan	324,796	286,355	—	—	—
Secured term loan	250,000	250,000	250,000	250,000	250,000
Exchangeable senior notes	175,000	175,000	175,000	—	—
Secured bridge loan	—	—	—	150,000	—
Unsecured line of credit	62,860	228,165	—	60,800	30,700
Security deposits	6,762	7,704	6,556	7,264	6,883
Dividends and distributions payable	25,503	19,847	19,823	17,427	14,397
Accounts payable, accrued expenses, and other liabilities	65,061	62,602	34,565	23,611	24,196
Acquired below market leases, net	24,994	25,101	26,312	27,529	28,477

Total liabilities	1,336,656	1,458,610	901,663	781,033	601,030

Minority interests	19,179	19,319	19,596	19,907	20,367
Stockholders’ equity:
Preferred stock	222,413	—	—	—	—
Common stock	654	654	655	571	466
Additional paid-in capital	1,273,362	1,272,243	1,271,213	1,045,831	758,375
Accumulated other comprehensive income	8,287	8,417	6,435	11,646	9,256
Dividends in excess of earnings	(70,843)	(66,601)	(60,216)	(52,036)	(42,597)

Total stockholders’ equity	1,433,873	1,214,713	1,218,087	1,006,012	725,500

Total liabilities and stockholders’ equity	$2,789,708	$2,692,642	$2,139,346	$1,806,952	$1,346,897

BIOMED REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF INCOME
MARCH 31, 2007
(In thousands, except share data)

	Three Months Ended
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Revenues:
Rental	$48,069	$49,241	$49,758	$36,556	$31,178
Tenant recoveries	16,619	14,399	14,743	12,839	12,609
Other income	4,780	8	9	64	6

Total revenues	69,468	63,648	64,510	49,459	43,793

Expenses:
Rental operations	13,209	10,689	11,128	9,642	9,543
Real estate taxes	5,968	6,020	5,736	4,587	4,242
Depreciation and amortization	17,391	18,915	18,618	14,714	13,361
General and administrative	5,343	4,923	4,609	4,206	4,347

Total expenses	41,911	40,547	40,091	33,149	31,493

Income from operations	27,557	23,101	24,419	16,310	12,300

Equity in net income of unconsolidated partnership	22	21	20	22	20
Interest income	231	288	218	435	160
Interest expense	(6,852)	(10,288)	(13,346)	(9,253)	(7,784)

Income before minority interests	20,958	13,122	11,311	7,514	4,696
Minority interests in consolidated partnerships	—	22	15	46	54
Minority interests in operating partnership	(715)	(555)	(514)	(402)	(276)

Net income	20,243	12,589	10,812	7,158	4,474
Preferred stock dividends	(4,194)	—	—	—	—

Net income available to common stockholders	$16,049	$12,589	$10,812	$7,158	$4,474

Basic earnings per share	$0.25	$0.19	$0.18	$0.14	$0.10

Diluted earnings per share	$0.25	$0.19	$0.18	$0.14	$0.10

Weighted-average common shares outstanding:
Basic	65,289,950	65,151,884	60,477,672	51,394,117	46,369,605

Diluted	68,231,124	68,218,566	63,646,647	54,534,393	49,518,010

BIOMED REALTY TRUST, INC.
FUNDS FROM OPERATIONS (1) AND
ADJUSTED FUNDS FROM OPERATIONS (2)
MARCH 31, 2007
(In thousands, except per share and ratio amounts)

	Three Months Ended
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Reconciliation of net income to funds from operations:
Net income available to common stockholders	$16,049	$12,589	$10,812	$7,158	$4,474
Adjustments:
Minority interests in operating partnership	715	555	514	402	276
Depreciation and amortization(3)	17,411	18,935	18,638	14,734	13,381

Funds from operations (FFO)	$34,175	$32,079	$29,964	$22,294	$18,131

FFO per share — diluted	$0.50	$0.47	$0.47	$0.41	$0.37

Dividends and distributions declared per common share	$0.31	$0.29	$0.29	$0.29	$0.29

FFO payout ratio(4)	62.0%	61.7%	61.7%	70.7%	78.4%

Reconciliation of funds from operations to adjusted funds from operations:
Funds from operations	$34,175	$32,079	$29,964	$22,294	$18,131
Adjustments:
Master lease receipts (5)	232	272	—	155	300
Second generation capital expenditures	(300)	(1,590)	(431)	(527)	(472)
Amortization of deferred loan costs	393	966	603	379	339
Amortization of fair value of debt acquired	(206)	(619)	(618)	(615)	(605)
Non-cash equity compensation	1,119	1,133	1,074	1,027	784
Straight line rents	(3,902)	(3,870)	(3,721)	(2,383)	(1,741)
Fair value lease revenue	(537)	(592)	(597)	(574)	(578)

Adjusted funds from operations (AFFO)	$30,974	$27,779	$26,274	$19,756	$16,158

Dividends and distributions declared per common share	$0.31	$0.29	$0.29	$0.29	$0.29

AFFO payout ratio (6)	68.9%	70.7%	70.7%	80.6%	87.9%

(1)	For a definition and discussion of FFO, see page 25.

(2)	For a definition and discussion of AFFO, see page 25. For a quantitative reconciliation of the differences between AFFO and cash flows provided by operating activities, see page 9.

(3)	Includes the company’s share of depreciation and amortization from our unconsolidated partnership of $20.

(4)	Calculated as dividends and distributions declared per common share divided by FFO per share - diluted.

(5)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.

(6)	Calculated as dividends and distributions declared per common share divided by AFFO per share - diluted.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF EARNINGS BEFORE
INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (1)
AND ADJUSTED FUNDS FROM OPERATIONS (2)
MARCH 31, 2007
(In thousands)

	Three Months Ended
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Reconciliation of net income to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income available to common stockholders	$16,049	$12,589	$10,812	$7,158	$4,474
Interest expense	6,852	10,288	13,346	9,253	7,784
Depreciation and amortization (3)	17,411	18,935	18,638	14,734	13,381

EBITDA	40,312	41,812	42,796	31,145	25,639
Minority interests	715	533	499	356	222
Preferred dividends	4,194	—	—	—	—

Adjusted EBITDA	$45,221	$42,345	$43,295	$31,501	$25,861

Reconciliation of cash flows provided by operating activities to adjusted funds from operations (AFFO):
Cash flows provided by operating activities	$23,118	$29,829	$26,959	$23,402	$21,345
Changes in other assets and liabilities	7,624	(2,322)	(685)	(3,801)	(5,487)
Master lease receipts	232	272	—	155	300

AFFO	$30,974	$27,779	$26,274	$19,756	$16,158

(1)	For a definition and discussion of EBITDA and Adjusted EBITDA, see page 25.

(2)	For a definition and discussion of AFFO, see page 25.

(3)	Includes the company’s share of depreciation and amortization from our unconsolidated partnership of $20.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF NET OPERATING INCOME (1)
MARCH 31, 2007
(Dollars in thousands)

	Three Months Ended
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Net income	$20,243	$12,589	$10,812	$7,158	$4,474
Minority interests	715	533	499	356	222
Net income of unconsolidated partnership	(22)	(21)	(20)	(22)	(20)
Interest expense	6,852	10,288	13,346	9,253	7,784
Interest income	(231)	(288)	(218)	(435)	(160)

Income from operations	27,557	23,101	24,419	16,310	12,300
Depreciation and amortization	17,391	18,915	18,618	14,714	13,361
General and administrative	5,343	4,923	4,609	4,206	4,347

Consolidated net operating income	$50,291	$46,939	$47,646	$35,230	$30,008

Revenues:
Rental	$48,069	$49,241	$49,758	$36,556	$31,178
Tenant recoveries	16,619	14,399	14,743	12,839	12,609
Other income	4,780	8	9	64	6

Total revenues	69,468	63,648	64,510	49,459	43,793

Expenses:
Rental operations	13,209	10,689	11,128	9,642	9,543
Real estate taxes	5,968	6,020	5,736	4,587	4,242

Total operating expenses	19,177	16,709	16,864	14,229	13,785

Consolidated net operating income	$50,291	$46,939	$47,646	$35,230	$30,008

Operating margin (2)	70.4%	73.7%	73.9%	71.2%	68.5%

Operating expense recovery (3)	86.7%	86.2%	87.4%	90.2%	91.5%

(1)	For a definition and discussion of net operating income, see page 25.

(2)	Operating margin is calculated as ((rental revenue + tenant recovery revenue — rental operations — real estate taxes) / (rental revenue + tenant recovery revenue)).

(3)	Operating expense recovery is calculated as (tenant recovery revenue / (rental operations + real estate taxes)).

BIOMED REALTY TRUST, INC.
COVERAGE RATIOS (1)
MARCH 31, 2007
(In thousands, except ratios)

	Three Months Ended
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Interest coverage ratios:
Including capitalized interest:
Adjusted EBITDA	$45,221	$42,345	$43,295	$31,501	$25,861
Interest expense:
Interest expense	6,852	10,288	13,346	9,253	7,784
Interest expense — unconsolidated partnership	50	50	50	50	49
Capitalized interest	12,260	6,329	714	335	236
Amortization of deferred loan costs	(393)	(966)	(603)	(379)	(339)
Amortization of fair value of debt acquired	206	619	618	615	605
Amortization of capitalized interest	11	11	11	11	11

Total interest expense	18,986	16,331	14,136	9,885	8,346

Interest coverage ratio	2.4	2.6	3.1	3.2	3.1

Excluding capitalized interest:
Adjusted EBITDA	$45,221	$42,345	$43,295	$31,501	$25,861
Interest expense:
Interest expense	6,852	10,288	13,346	9,253	7,784
Interest expense — unconsolidated partnership	50	50	50	50	49
Amortization of deferred loan costs	(393)	(966)	(603)	(379)	(339)
Amortization of fair value of debt acquired	206	619	618	615	605

Total interest expense	6,715	9,991	13,411	9,539	8,099

Interest coverage ratio	6.7	4.2	3.2	3.3	3.2

Fixed charge coverage ratios:
Including capitalized interest:
Adjusted EBITDA	$45,221	$42,345	$43,295	$31,501	$25,861
Fixed charges:
Interest expense	6,852	10,288	13,346	9,253	7,784
Interest expense — unconsolidated partnership	50	50	50	50	49
Capitalized interest	12,260	6,329	714	335	236
Amortization of capitalized interest	11	11	11	11	11
Amortization of deferred loan costs	(393)	(966)	(603)	(379)	(339)
Amortization of fair value of debt acquired	206	619	618	615	605
Principal payments	1,512	1,411	1,378	1,359	1,253
Principal payments — unconsolidated	6	6	6	6	7
Preferred dividends	4,194	—	—	—	—

Total fixed charges	20,504	17,748	15,520	11,250	9,606

Fixed charge coverage ratio	2.2	2.4	2.8	2.8	2.7

Excluding capitalized interest:
Adjusted EBITDA	$45,221	$42,345	$43,295	$31,501	$25,861
Fixed charges:
Interest expense	6,852	10,288	13,346	9,253	7,784
Interest expense — unconsolidated partnership	50	50	50	50	49
Amortization of deferred loan costs	(393)	(966)	(603)	(379)	(339)
Amortization of fair value of debt acquired	206	619	618	615	605
Principal payments	1,512	1,411	1,378	1,359	1,253
Principal payments — unconsolidated partnership	6	6	6	6	7
Preferred dividends	4,194	—	—	—	—

Total fixed charges	8,233	11,408	14,795	10,904	9,359

Fixed charge coverage ratio	5.5	3.7	2.9	2.9	2.8

(1)	For a discussion of coverage ratios, see page 25.

BIOMED REALTY TRUST, INC.
DEBT SUMMARY
MARCH 31, 2007
(Dollars in thousands)
Weighted average maturity is 6.7 years.

	Stated	Effective	Principal	Unamortized	Carrying	Maturity
	Rate	Rate (1)	Balance	Premium (2)	Value	Date
Consolidated debt:
Mortgage notes payable
Ardentech Court	7.25%	5.06%	$4,634	$446	$5,080	07/12
Bayshore Boulevard	4.55%	4.55%	15,633	—	15,633	01/10
Bridgeview Technology Park I	8.07%	5.04%	11,593	1,227	12,820	01/11
Eisenhower Road	5.80%	4.63%	2,151	28	2,179	05/08
Elliott Avenue	7.38%	4.63%	15,887	270	16,157	11/07
40 Erie Street	7.34%	4.90%	18,421	558	18,979	08/08
500 Kendall Street (Kendall D)	6.38%	5.45%	70,591	4,809	75,400	12/18
Lucent Drive (3)	5.50%	5.50%	5,687	—	5,687	01/15
Monte Villa Parkway	4.55%	4.55%	9,517	—	9,517	01/10
Nancy Ridge Drive	7.15%	5.38%	6,849	588	7,437	09/12
Road to the Cure	6.70%	5.78%	15,588	776	16,364	01/14
Science Center Drive	7.65%	5.04%	11,406	1,152	12,558	07/11
Shady Grove Road	5.97%	5.97%	147,000	—	147,000	09/16
Sidney Street	7.23%	5.11%	30,551	2,777	33,328	06/12
Towne Centre Drive	4.55%	4.55%	21,737	—	21,737	01/10
900 Uniqema Boulevard	8.61%	5.61%	1,614	190	1,804	05/15

Total / weighted average on fixed rate mortgages	6.28%	5.43%	388,859	12,821	401,680

Fixed rate debt
$175 million unsecured exchangeable notes (4)	4.50%	4.50%	175,000	—	175,000	10/26

Total / weighted average fixed rate debt	5.72%	5.14%	563,859	12,821	576,680

Variable rate debt (5)
$250 million secured term loan (6)	6.41%	6.41%	250,000	—	250,000	05/10
$500 million unsecured line of credit (7)	6.72%	6.72%	62,860	—	62,860	06/09
$550 million secured construction loan (8)	6.58%	6.58%	324,796	—	324,796	11/09

Total / weighted average variable rate debt	6.52%	6.52%	637,656	—	637,656

Total / weighted average consolidated debt	6.15%	5.88%	1,201,515	12,821	1,214,336

Pro rata share of unconsolidated partnership debt
McKellar Court (21%)	8.56%	4.63%	2,223	—	2,223	01/10

Total / weighted average	8.56%	4.63%	2,223	—	2,223

Total / weighted average consolidated and pro rata share of unconsolidated partnership debt	6.15%	5.87%	$1,203,738	$12,821	$1,216,559

(1)	Represents the company’s incremental borrowing rate on the date of acquisition of the property.

(2)	Represents the unamortized premium to record the debt at its fair value based on the company’s incremental borrowing rate on the date of acquisition.

(3)	The interest rate adjusts each fifth anniversary of the loan. The next adjustment date is January 2010. The interest rate adjustment is the five-year US Treasury plus 250 basis points.

(4)	Holders of the notes may require repurchase on each of October 1, 2011, October 1, 2016, and October 1, 2021 or upon the occurrence of certain events for cash at a repurchase price equal to 100% of the principal amount plus accrued and unpaid interest. The notes are redeemable by the company at any time to preserve its REIT status or at any time on or after October 6, 2011 for cash in whole or in part, at 100% of the principal amount plus accrued and unpaid interest. In addition, the notes are exchangeable into cash or a combination of cash and shares of common stock at an initial exchange rate of 26.4634 shares per $1,000 principal amount on or after September 1, 2026, or upon the occurrence of certain events.

(5)	Require monthly interest payments.

(6)	Interest on the $250 million secured term loan is a LIBOR-indexed variable. We have entered into an interest rate swap agreement to fix the interest rate on the entire $250 million outstanding on this secured term loan at 6.41% through the maturity date.

(7)	Interest on the $500 million unsecured line of credit is a LIBOR-indexed variable plus credit spread, which ranges from 110 to 160 basis points depending on our leverage.

(8)	Interest on the $550 million secured construction loan is a LIBOR-indexed variable plus credit spread, which averages 122.5 basis points.

BIOMED REALTY TRUST, INC.
DEBT MATURITIES AND PRINCIPAL PAYMENTS
MARCH 31, 2007
(In thousands)

	Schedule of Maturities
Property	2007	2008	2009	2010	2011	Thereafter	Total
Ardentech Court	$70	$101	$109	$118	$126	$4,110	$4,634
Bayshore Boulevard	297	413	432	14,491	—	—	15,633
Bridgeview Technology Park I	86	124	137	149	11,097	—	11,593
Eisenhower Road	37	2,114	—	—	—	—	2,151
Elliott Avenue	15,887	—	—	—	—	—	15,887
40 Erie Street	796	17,625	—	—	—	—	18,421
500 Kendall Street (Kendall D)	1,153	1,627	1,733	1,847	1,969	62,262	70,591
Lucent Drive	145	201	213	215	223	4,690	5,687
Monte Villa Parkway	182	251	263	8,821	—	—	9,517
Nancy Ridge Drive	63	91	100	107	115	6,373	6,849
Road to the Cure	161	228	243	260	278	14,418	15,588
Science Center Drive	105	152	167	182	10,800	—	11,406
Shady Grove Road	—	—	—	—	419	146,581	147,000
Sidney Street	565	802	862	926	996	26,400	30,551
Towne Centre Drive	413	574	601	20,149	—	—	21,737
900 Uniqema Boulevard	105	152	166	180	197	814	1,614

Total fixed rate mortgages	20,065	24,455	5,026	47,445	26,220	265,648	388,859

$175 million unsecured exchangeable notes	—	—	—	—	—	175,000	175,000

Total fixed rate debt	20,065	24,455	5,026	47,445	26,220	440,648	563,859
$250 million secured term loan	—	—	—	250,000	—	—	250,000
$500 million unsecured line of credit	—	—	62,860	—	—	—	62,860
$550 million secured construction loan	—	—	324,796	—	—	—	324,796

Total variable rate debt	—	—	387,656	250,000	—	—	637,656

Total consolidated debt	20,065	24,455	392,682	297,445	26,220	440,648	1,201,515
McKellar Court (21%)	20	29	32	2,142	—	—	2,223

Total consolidated and pro rata share of unconsolidated partnership debt	$20,085	$24,484	$392,714	$299,587	$26,220	$440,648	$1,203,738

BIOMED REALTY TRUST, INC.
COMMON STOCK DATA
MARCH 31, 2007
(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended		Year Ended
	3/31/07	12/31/06	12/31/06	12/31/05
Weighted average shares outstanding	65,290	65,152	55,928	38,913
Weighted average OP and LTIP units outstanding	2,915	2,864	2,864	2,870
Dilutive effect of restricted stock	26	203	132	215
Dilutive effect of stock warrant (1)	—	—	94	93

Diluted shares — EPS and FFO	68,231	68,219	59,018	42,091

COMMON STOCK DATA

	3/31/07	12/31/06	9/30/06	6/30/06
Shares outstanding	65,299	65,152	65,152	56,890
Units outstanding	2,864	2,864	2,864	2,864
Unvested restricted shares outstanding	156	274	341	339
LTIP units outstanding	420	150	—	—
Stock warrant outstanding (1)	—	—	—	270

Total common shares outstanding	68,739	68,440	68,357	60,363

	Three Months Ended
	3/31/07	12/31/06	9/30/06	6/30/06
High Price	$31.20	$32.41	$31.99	$29.94
Low Price	$25.59	$27.71	$28.28	$25.95
Average Closing Price	$28.52	$30.19	$30.30	$28.12
Closing Price	$26.30	$28.60	$30.34	$29.94
Dividends per share — Annualized	$1.24	$1.16	$1.16	$1.16
Closing Dividend Yield — Annualized	4.7%	4.1%	3.8%	3.9%
DIVIDENDS PER COMMON SHARE

2007
First quarter	$0.31
2006
First quarter	$0.29
Second quarter	$0.29
Third quarter	$0.29
Fourth quarter	$0.29
2005
First quarter	$0.27
Second quarter	$0.27
Third quarter	$0.27
Fourth quarter	$0.27
DIVIDENDS PER PREFERRED SHARE

2007
First quarter	$0.45582

Latest Dividend
Declared	March 15, 2007
Record	March 30, 2007
Paid	April 16, 2007

Trading Symbols
BMR
BMRPrA

Stock Exchange Listing
New York Stock Exchange

Transfer Agent
The Bank of New York
101 Barclay Street, 11E
New York, NY 10286
(212) 815.3782

(1)	The stock warrant was exercised during the third quarter of 2006, resulting in the issuance of 270,000 shares of common stock on September 22, 2006.

BIOMED REALTY TRUST, INC.
SAME PROPERTY ANALYSIS
MARCH 31, 2007
(Dollars in thousands)

	Three Months Ended
	3/31/07	3/31/06	% Change
Total Same Property Portfolio (1)
Number of properties	39	39
Rentable square feet	4,754,695	4,754,695
Percent of total portfolio	59.9%	99.8%
Leased % (2)	90.1%	89.2%
Redevelopment %	5.2%	7.5%
Vacant %	4.7%	3.3%

Revenues:
Rental	$31,628	$31,545	0.3%
Tenant recoveries	13,589	12,643	7.5%

Total revenues	45,217	44,188	2.3%

Expenses:
Rental operations	11,109	9,637	15.3%
Real estate taxes	4,422	4,277	3.4%

Total expenses	15,531	13,914	11.6%

Net operating income (3)	$29,686	$30,274	(1.9%)

Same property net operating income (3)	$29,686	$30,274	(1.9%)
Less straight line rents, fair value and incentive revenue	(2,202)	(2,348)	(6.2%)

Same property net operating income — cash basis (3) (4)	$27,484	$27,926	(1.6%)

Rental revenue — cash basis (4)	$29,426	$29,197	0.8%

Same property net operating income (3)	$29,686	$30,274	(1.9%)
Plus other income	4,780	1	—

Same property net operating income — including non-recurring items	$34,466	$30,275	13.8%

(1)	The same property portfolio includes properties that have been in operation throughout the full quarter in both the current year and the prior year.

(2)	Includes redevelopment square feet.

(3)	For a definition and discussion of net operating income, see page 25. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 10.

(4)	Represents increase in rents on a “cash on cash” basis.

BIOMED REALTY TRUST, INC.
PORTFOLIO SUMMARY AND LEASE EXPIRATIONS
MARCH 31, 2007
PORTFOLIO SUMMARY
Weighted average remaining lease term is 7.8 years.

						Annualized			Annualized
			Percent of		Percent of	Base Rent		Percent of	Base Rent
		Rentable	Total	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
		Square	Rentable	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Market	Properties	Feet	Sq Ft	Current (1)	Current	Current	at Expiration	at Expiration	at Expiration
				(in thousands)			(in thousands)
Boston (2)	12	1,297,166	16.4%	$49,303	26.9%	$38.46	$53,832	24.5%	$41.99
San Francisco	10	2,460,417	30.9%	25,738	14.1%	20.36	30,907	14.1%	24.45
San Diego (3)	13	836,238	10.5%	20,661	11.3%	30.87	24,135	11.0%	36.06
New York / New Jersey	3	873,369	11.0%	15,081	8.3%	20.08	16,358	7.5%	21.78
Pennsylvania	7	778,251	9.8%	14,948	8.2%	21.32	15,172	6.9%	21.64
Seattle	4	253,329	3.1%	5,517	3.0%	36.17	6,395	2.9%	41.93
Maryland	4	1,093,787	13.9%	42,285	23.2%	38.66	61,515	28.0%	56.24
University Related - Other	4	343,157	4.4%	9,116	5.0%	26.56	11,200	5.1%	32.64

Total / weighted average	57	7,935,714	100.0%	$182,648	100.0%	$29.19	$219,513	100.0%	$35.08

LEASE EXPIRATIONS

		Percent of
		Total			Annualized			Annualized
	Rentable	Rentable		Percent of	Base Rent		Percent of	Base Rent
	Square Feet	Sq Ft	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
	of Expiring	of Expiring	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Year of Lease Expiration	Leases	Leases	Current (1)	Current	Current	at Expiration	at Expiration	at Expiration
			(in thousands)			(in thousands)
2007 (4)	348,378	5.6%	$8,215	4.5%	$23.58	$8,215	3.7%	$23.58
2008	799,984	12.8%	15,135	8.3%	18.92	15,342	7.0%	19.18
2009	622,615	10.0%	13,503	7.4%	21.69	13,860	6.3%	22.26
2010	804,742	12.9%	20,168	11.0%	25.06	19,957	9.1%	24.80
2011	206,852	3.3%	6,924	3.8%	33.47	7,985	3.6%	38.60
2012	334,642	5.3%	8,437	4.6%	25.21	9,424	4.3%	28.16
2013	224,336	3.6%	3,679	2.0%	16.40	5,358	2.4%	23.88
2014	122,382	2.0%	3,102	1.7%	25.35	3,361	1.5%	27.46
2015	148,666	2.4%	3,772	2.1%	25.37	4,159	1.9%	27.98
2016	375,377	6.0%	12,477	6.8%	33.24	15,079	6.9%	40.17
Thereafter	2,268,850	36.1%	87,236	47.8%	38.45	116,774	53.3%	51.47

Total / weighted average	6,256,824	100.0%	$182,648	100.0%	$29.19	$219,513	100.0%	$35.08

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of March 31, 2007, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	Excludes parking revenue of $1,115,000 for 47 Erie Street Parking Structure.

(3)	Includes 72,863 square feet of McKellar Court, an unconsolidated partnership, of which we own 21%.

(4)	Includes current month to month leases.

BIOMED REALTY TRUST, INC.
OCCUPANCY SUMMARY
MARCH 31, 2007

	Rentable Square Feet
Market	Leased	Redevelopment	Vacant	Total
Boston	1,282,030	—	15,136	1,297,166
San Francisco	1,263,921	1,144,151	52,345	2,460,417
San Diego	669,382	—	166,856	836,238
New York / New Jersey	750,968	89,689	32,712	873,369
Pennsylvania	701,044	74,813	2,394	778,251
Seattle	152,535	29,641	71,153	253,329
Maryland	1,093,787	—	—	1,093,787
University Related — Other	343,157	—	—	343,157

Total	6,256,824	1,338,294	340,596	7,935,714

	Leased (excluding redevelopment)
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Boston	98.8%	98.8%	97.1%	97.0%	97.2%
San Francisco	96.0%	96.0%	97.8%	97.2%	96.7%
San Diego	80.0%	83.3%	89.8%	92.3%	91.7%
New York / New Jersey	95.8%	95.0%	95.0%	92.9%	93.2%
Pennsylvania	99.7%	99.0%	99.0%	100.0%	100.0%
Seattle	68.2%	100.0%	100.0%	100.0%	100.0%
Maryland	100.0%	100.0%	100.0%	100.0%	100.0%
University Related — Other	100.0%	100.0%	100.0%	100.0%	100.0%

Total	94.8%	96.3%	97.4%	97.1%	96.4%

	Leased (including redevelopment)
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Boston	98.8%	98.8%	97.1%	97.0%	97.2%
San Francisco	51.4%	51.4%	92.5%	82.8%	75.1%
San Diego	80.0%	83.3%	76.8%	88.7%	88.1%
New York / New Jersey	86.0%	85.2%	85.2%	83.4%	88.7%
Pennsylvania	90.1%	90.0%	89.0%	88.5%	88.5%
Seattle	60.2%	88.3%	100.0%	100.0%	100.0%
Maryland	100.0%	100.0%	100.0%	100.0%	100.0%
University Related — Other	100.0%	100.0%	100.0%	100.0%	100.0%

Total	78.8%	80.0%	92.4%	91.4%	89.2%

	Redevelopment
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Boston	—	—	—	—	—
San Francisco	46.5%	46.5%	5.4%	14.8%	22.4%
San Diego	—	—	14.5%	3.9%	3.9%
New York / New Jersey	10.3%	10.3%	10.3%	10.3%	4.9%
Pennsylvania	9.6%	9.1%	10.1%	11.5%	11.5%
Seattle	11.7%	11.7%	—	—	—
Maryland	—	—	—	—	—
University Related — Other	—	—	—	—	—

Total	16.9%	17.0%	5.1%	5.9%	7.5%

	Vacancy
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Boston	1.2%	1.2%	2.9%	3.0%	2.8%
San Francisco	2.1%	2.1%	2.1%	2.4%	2.6%
San Diego	20.0%	16.7%	8.7%	7.4%	8.0%
New York / New Jersey	3.7%	4.5%	4.5%	6.4%	6.4%
Pennsylvania	0.3%	0.9%	0.9%	—	—
Seattle	28.1%	—	—	—	—
Maryland	—	—	—	—	—
University Related — Other	—	—	—	—	—

Total	4.3%	3.0%	2.5%	2.7%	3.3%

BIOMED REALTY TRUST, INC.
PROPERTY LISTING
MARCH 31, 2007

				Rentable	Percent of
				Square	Rentable	Percent Leased (1)
	Property	Acquisition Date	Buildings	Feet	Sq Ft	3/31/07	12/31/06	9/30/06	6/30/06
	Boston
1	Albany Street	May 31, 2005	2	75,003	0.9%	100.0%	100.0%	100.0%	100.0%
2	Center for Life Science¦Boston	November 17, 2006	—	—	—	n/a	n/a	n/a	n/a
3	Charles Street	April 7, 2006	1	47,912	0.6%	100.0%	100.0%	100.0%	93.6%
4	Coolidge Avenue	April 5, 2005	1	37,400	0.5%	100.0%	100.0%	100.0%	100.0%
5	21 Erie Street	May 31, 2005	1	48,627	0.6%	100.0%	100.0%	56.9%	56.9%
6	40 Erie Street	May 31, 2005	1	100,854	1.3%	100.0%	100.0%	100.0%	100.0%
7	Fresh Pond Research Park	April 5, 2005	6	90,702	1.1%	100.0%	100.0%	100.0%	100.0%
8	675 W. Kendall Street (Kendall A)	May 31, 2005	1	302,919	3.9%	96.7%	96.7%	96.7%	97.1%
9	500 Kendall Street (Kendall D)	May 31, 2005	1	349,325	4.4%	98.5%	98.5%	98.2%	98.3%
10	Sidney Street	May 31, 2005	1	191,904	2.4%	100.0%	100.0%	100.0%	100.0%
11	Vassar Street	May 31, 2005	1	52,520	0.7%	100.0%	100.0%	100.0%	100.0%
12	47 Erie Street Parking Structure	May 31, 2005	1	447 Stalls	—	100.0%	100.0%	100.0%	100.0%

	Total Boston		17	1,297,166	16.4%	98.8%	98.8%	97.1%	97.0%

	San Francisco
13	Ardentech Court	November 18, 2004	1	55,588	0.7%	100.0%	100.0%	100.0%	100.0%
14	Ardenwood Venture (2)	June 14, 2006	1	72,500	0.9%	100.0%	100.0%	100.0%	100.0%
15	Bayshore Boulevard	August 17, 2004	1	183,344	2.3%	100.0%	100.0%	100.0%	100.0%
16	Bridgeview Technology Park I	September 10, 2004	2	212,673	2.7%	64.1%	64.1%	64.1%	67.8%
17	Bridgeview Technology Park II	March 16, 2005	1	50,400	0.6%	100.0%	100.0%	100.0%	100.0%
18	Dumbarton Circle	May 27, 2005	3	44,000	0.6%	100.0%	100.0%	100.0%	100.0%
19	Eccles Avenue	December 1, 2005	1	152,145	1.9%	100.0%	100.0%	100.0%	100.0%
20	Industrial Road	August 17, 2004	1	169,490	2.1%	88.1%	88.1%	88.1%	88.1%
21	Kaiser Drive	August 25, 2005	1	87,953	1.1%	—	—	—	—
22	Pacific Research Center	July 11, 2006	10	1,432,324	18.0%	29.3%	29.3%	100.0%	n/a

	Total San Francisco		22	2,460,417	30.9%	51.4%	51.4%	92.5%	82.8%

	San Diego
23	Balboa Avenue	August 13, 2004	1	35,344	0.4%	100.0%	100.0%	100.0%	100.0%
24	Bernardo Center Drive	August 13, 2004	1	61,286	0.8%	100.0%	100.0%	100.0%	100.0%
25	Faraday Avenue	September 19, 2005	1	28,704	0.4%	100.0%	100.0%	100.0%	100.0%
26	John Hopkins Court	August 16, 2006	1	69,946	0.9%	—	—	—	n/a
27	McKellar Court (3)	September 30, 2004	1	72,863	0.9%	100.0%	100.0%	100.0%	100.0%
28	Nancy Ridge Drive	April 21, 2005	1	42,138	0.5%	100.0%	100.0%	100.0%	58.0%
29	Road to the Cure	December 14, 2006	1	64,800	0.8%	27.8%	100.0%	n/a	n/a
30	San Diego Science Center	October 21, 2004	1	105,364	1.3%	52.4%	46.6%	47.4%	77.0%
31	Science Center Drive	September 24, 2004	1	53,740	0.7%	100.0%	100.0%	100.0%	100.0%
32	Sorrento Valley Boulevard	December 7, 2006	1	54,924	0.7%	100.0%	100.0%	n/a	n/a
33	Towne Centre Drive	August 12, 2004	3	115,870	1.5%	100.0%	100.0%	100.0%	100.0%
34	Torreyana Road	March 22, 2007	1	81,204	1.0%	100.0%	n/a	n/a	n/a
35	Waples Street (4)	March 1, 2005	1	50,055	0.6%	100.0%	100.0%	56.1%	56.1%

	Total San Diego		15	836,238	10.5%	80.0%	83.3%	76.8%	88.7%

	New York / New Jersey
36	Graphics Drive	March 17, 2005	1	72,300	0.9%	44.3%	44.3%	44.3%	44.3%
37	Landmark at Eastview	August 12, 2004	8	751,648	9.5%	95.6%	94.8%	94.8%	92.6%
38	One Research Way	May 31, 2006	1	49,421	0.6%	—	—	—	—

	Total New York / New Jersey		10	873,369	11.0%	86.0%	85.2%	85.2%	83.4%

	Pennsylvania
39	Eisenhower Road	August 13, 2004	1	27,750	0.3%	—	—	—	—
40	George Patterson Boulevard	October 28, 2005	1	71,500	0.9%	100.0%	100.0%	100.0%	100.0%
41	King of Prussia (5)	August 11, 2004	5	427,109	5.4%	100.0%	100.0%	100.0%	100.0%
42	Phoenixville Pike	May 5, 2005	1	104,400	1.3%	54.9%	58.8%	51.6%	49.6%
43	Spring Mill Drive	July 20, 2006	1	76,378	1.0%	96.9%	90.7%	90.7%	n/a
44	900 Uniqema Boulevard	January 13, 2006	1	11,293	0.1%	100.0%	100.0%	100.0%	100.0%
45	1000 Uniqema Boulevard	September 30, 2005	1	59,821	0.8%	100.0%	100.0%	100.0%	100.0%

	Total Pennsylvania		11	778,251	9.8%	90.1%	90.0%	89.0%	88.5%

BIOMED REALTY TRUST, INC.
PROPERTY LISTING
MARCH 31, 2007

				Rentable	Percent of
				Square	Rentable	Percent Leased (1)
	Property	Acquisition Date	Buildings	Feet	Sq Ft	3/31/07	12/31/06	9/30/06	6/30/06
	Seattle
46	Elliott Avenue	August 24, 2004	1	134,989	1.7%	47.3%	100.0%	100.0%	100.0%
47	Fairview Avenue (6)	January 12, 2006	—	—	—	n/a	n/a	n/a	n/a
48	Monte Villa Parkway	August 17, 2004	1	51,000	0.6%	100.0%	100.0%	100.0%	100.0%
49	217th Place	November 21, 2006	1	67,340	0.8%	56.0%	56.0%	n/a	n/a

	Total Seattle		3	253,329	3.1%	60.2%	88.3%	100.0%	100.0%

	Maryland
50	Beckley Street	December 17, 2004	1	77,225	1.0%	100.0%	100.0%	100.0%	100.0%
51	Belward Campus Drive	May 24, 2006	1	289,912	3.7%	100.0%	100.0%	100.0%	100.0%
52	Shady Grove Road	May 24, 2006	4	635,058	8.0%	100.0%	100.0%	100.0%	100.0%
53	Tributary Street	December 17, 2004	1	91,592	1.2%	100.0%	100.0%	100.0%	100.0%

	Total Maryland		7	1,093,787	13.9%	100.0%	100.0%	100.0%	100.0%

	University Related — Other
54	Colorow Drive	December 22, 2005	1	93,650	1.2%	100.0%	100.0%	100.0%	100.0%
55	Lucent Drive	May 31, 2005	1	21,500	0.3%	100.0%	100.0%	100.0%	100.0%
56	Trade Centre Avenue	August 9, 2006	2	78,023	1.0%	100.0%	100.0%	100.0%	n/a
57	Walnut Street	July 7, 2006	4	149,984	1.9%	100.0%	100.0%	100.0%	n/a

	Total University Related — Other		8	343,157	4.4%	100.0%	100.0%	100.0%	100.0%

	Total / weighted average		93	7,935,714	100.0%	78.8%	80.0%	92.4%	91.4%

(1)	Includes redevelopment square feet.

(2)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

(3)	We own a general partnership interest in the limited partnership that owns the McKellar Court property, which entitiles us to 75% of the gains upon a sale of the property and 21% of the operating cash flows. This property is an unconsolidated partnership.

(4)	We own 70% of the limited liability company that owns the Waples Street property.

(5)	We own an 88.5% limited partnership interest and a 0.5% general partnership interest in the limited partnership that owns the King of Prussia property.

(6)	We own 70% of the limited liability company that owns the Fairview Avenue development site.

BIOMED REALTY TRUST, INC.
10 LARGEST TENANTS (1)
MARCH 31, 2007
As of March 31, 2007, our properties were leased to 106 tenants.

					Annualized	Percent of
			Percent of		Base Rent	Annualized
		Leased	Leased Sq Ft	Annualized	per Leased	Base Rent	Lease
		Square	Total	Base Rent	Sq Ft	Current	Expiration
	Tenant	Feet	Portfolio	Current (1)	Current	Total Portfolio	Date(s)
				(In thousands)
1	Human Genome Sciences, Inc.	924,970	11.7%	$39,500	$42.70	21.6%	May 2026
2	Vertex Pharmaceuticals	685,286	8.6%	25,896	37.79	14.2%	Multiple (2)
3	Genzyme Corporation	343,000	4.3%	15,440	45.01	8.5%	July 2018
4	Centocor, Inc. (Johnson & Johnson)	331,398	4.2%	8,047	24.28	4.4%	March 2010
5	Array BioPharma Inc.	228,007	2.9%	6,668	29.24	3.7%	Multiple (3)
6	Sun Microsystems, Inc.	420,253	5.3%	5,446	12.96	3.0%	January 2008
7	Regeneron Pharmaceuticals, Inc.	227,932	2.9%	4,326	18.98	2.4%	Multiple (4)
8	Illumina, Inc.	115,870	1.5%	3,893	33.60	2.1%	October 2023
9	Nektar Therapeutics	79,917	1.0%	3,888	48.65	2.1%	October 2016
10	InterMune, Inc.	71,308	0.9%	3,750	52.59	2.1%	April 2011

	Total / weighted average (5)	3,427,941	43.3%	$116,854	$34.09	64.1%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of March 31, 2007, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	81,204 square feet expires September 2008, 41,532 square feet expires March 2009, 191,904 square feet expires August 2010, 59,322 square feet expires December 2010, 20,608 square feet expires May 2012, and 290,716 square feet expires April 2018. (3) 149,984 square feet expires July 2016 and 78,023 square feet expires August 2016.

(4)	200,911 square feet expires March 2009, which will be replaced with a 15-year 194,000 square foot lease at the new buildings to be constructed at the Landmark at Eastview property, and 27,021 square feet expires in March 2024.

(5)	Without regard to any early lease terminations and/or renewal options.

BIOMED REALTY TRUST, INC.
REDEVELOPMENT AND DEVELOPMENT
MARCH 31, 2007
(Dollars in thousands)
REDEVELOPMENT

		Square Feet
		Available For
Property	Market	Redevelopment (1) (2)
Bridgeview Technology Park I	San Francisco	44,100
Eisenhower Road	Pennsylvania	27,800
Graphics Drive	New York / New Jersey	40,300
Kaiser Drive	San Francisco	88,000
One Research Way	New York / New Jersey	49,400
Pacific Research Center	San Francisco	1,012,100
Phoenixville Pike	Pennsylvania	47,100
217th Place	Seattle	29,600

Total		1,338,400

LAND DEVELOPMENT PARCELS

		Developable
Property	Market	Square Feet (2)
Eccles Avenue	San Francisco	108,000
Fresh Pond Research Park	Boston	50,000
Landmark at Eastview	New York / New Jersey	104,000
Pacific Research Center	San Francisco	400,000
Shady Grove Road	Maryland	500,000

Total		1,162,000

DEVELOPMENT IN PROGRESS

				Estimated
		Estimated	Investment	Total	Percent
Property	Market	Square Feet (2)	to Date	Investment (2)	Leased
Center for Life Science | Boston	Boston	703,000	$551,000	730,000	80.1%
Fairview Avenue	Seattle	94,000	7,000	50,000	—
Landmark at Eastview	New York / New Jersey	360,000	10,000	145,000	53.8%
Towne Centre Drive	San Diego	84,000	4,000	34,500	100.0%

Total		1,241,000	$568,000	$925,000	67.8%

(1)	For our properties available for redevelopment, only the square footage allocated to redevelopment is reflected in the portfolio statistics. These properties or portions of properties may or may not be currently undergoing redevelopment activities.

(2)	Management’s estimates.

BIOMED REALTY TRUST, INC.
ACQUISITIONS
MARCH 31, 2007

		Rentable
	# of	Square
Acquisitions since August 11, 2004:	Properties	Feet (1)	Investment (2)
			(In thousands)
Third Quarter 2004 (3)	13	2,297,106	$467,784
Fourth Quarter 2004	4	329,769	65,650

Total acquisitions during 2004	17	2,626,875	533,434

First Quarter 2005	3	165,736	29,330
Second Quarter 2005	14	1,461,912	592,529
Third Quarter 2005	3	176,478	33,500
Fourth Quarter 2005	3	317,295	59,800

Total acquisitions during 2005	23	2,121,421	715,159

First Quarter 2006	2	11,293	7,819
Second Quarter 2006	5	1,094,803	462,953
Third Quarter 2006	5	1,806,666	312,300
Fourth Quarter 2006	4	187,064	526,528

Total acquisitions during 2006	16	3,099,826	1,309,600

First Quarter 2007	1	81,204	33,000

Total acquisitions during 2007	1	81,204	33,000

Total acquisitions since August 11, 2004	57	7,929,326	$2,591,193

2007 Acquisitions:

			Rentable		Percent
			Square		Leased at
Property	Market	Closing Date	Feet	Investment (2)	Acquisition
				(In thousands)
First Quarter 2007
Torreyana Road	San Diego	March 22, 2007	81,204	$33,000	100.0%

First Quarter Total			81,204	$33,000	100.0%

(1)	Rentable square feet at the time of acquisition.

(2)	Excluding closing costs.

(3)	We commenced operations on August 11, 2004, the date of our initial public offering.

BIOMED REALTY TRUST, INC.
LEASING ACTIVITY (1)
MARCH 31, 2007

		Current	Percent	Percent
	Leased	Annualized	Leased	Leased
	Square	Base Rent per	Including	Excluding
	Feet	Leased Sq Ft	Redevelopment	Redevelopment
Leased Square Feet as of December 31, 2006	6,280,648	$29.31	80.0%	96.3%

First quarter acquisitions	81,204	26.25

Leased Square Feet including acquisitions	6,361,852
Expirations (2)	(158,170)	23.00
Renewals, Amendments, and Extensions (2)	104,690	19.75
New Leases	19,605	21.23
Terminations	(71,153)	42.62

Leased Square Feet as of March 31, 2007	6,256,824	$29.19	78.8%	94.8%

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.

(2)	Excludes early renewals or extensions. For the quarter ended March 31, 2007, the amounts exclude the following: the new Illumina leases, for approximately 195,000 square feet, at our Towne Centre property. Under the new leases, Illumina will expand into a new 84,000 square foot state-of-the-art building to be constructed by us at the property. Once completed and occupied, Illumina will lease the new building for a 15-year term. Illumina also extended its lease for the 109,270 square feet it currently occupies at Towne Centre Drive by nine years to 2023 to correspond with the new 15-year lease.

BIOMED REALTY TRUST, INC.
TENANT IMPROVEMENTS AND LEASING COMMISSIONS
MARCH 31, 2007

	Three Months Ended
	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06
Renewals, Amendments, and Extensions (1)
Number of renewals	3	5	2	1	2
Square feet	104,690	233,344	44,422	3,200	6,690
Tenant improvement costs per square foot (2)	$1.31	$2.89	$1.31	$—	$—
Leasing commission costs per square foot (2)	0.09	—	2.14	0.58	2.73

Total tenant improvement and leasing commission costs psf	$1.40	$2.89	$3.45	$0.58	$2.73

New Leases (3)
Number of leases	7	8	8	11	7
Square feet	19,605	109,352	71,573	158,003	29,955
Tenant improvement costs per square foot (2)	$1.31	$81.11	$9.12	$24.78	$38.36
Leasing commission costs per square foot (2)	0.59	12.63	5.44	7.54	3.33

Total tenant improvement and leasing commission costs psf	$1.90	$93.74	$14.55	$32.32	$41.69

Total (4)
Number of renewals/leases	10	13	10	12	9
Square feet	124,295	342,696	115,995	161,203	36,645
Tenant improvement costs per square foot (2)	$1.31	$27.85	$6.13	$24.29	$31.36
Leasing commission costs per square foot (2)	0.17	4.03	4.17	7.40	3.22

Total tenant improvement and leasing commission costs psf	$1.48	$31.88	$10.30	$31.69	$34.58

(1)	Does not include retained tenants that have relocated to new space or expanded into new space. Also excludes early renewals or extensions.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	We have acquired several properties in the past which may make a period over period comparison difficult. For a list of acquisition dates, see pages 18 and 19.

BIOMED REALTY TRUST, INC.
NON-GAAP FINANCIAL MEASURE DEFINITIONS
MARCH 31, 2007

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides an operating performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from Adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of Adjusted EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnership, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.